Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 8 — Subsequent Events
On January 30, 2022, Agrico Acquisition Corp., a Cayman Islands exempted company entered into a Business Combination Agreement with (i) a private limited company incorporated in Ireland (ii) a Caymans Islands exempted company (iii) a limited liability company incorporated under the laws of the Grand Duchy of Luxembourg and, together with Cayman Merger Sub and (iv) a Norwegian private limited liability company.
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events (other than the one disclosed above) that would have required adjustment or disclosure in the financial statements.